LITMAN GREGORY FUNDS TRUST

Supplement dated July 29, 2022 to the

Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust dated April 29, 2022, as supplemented

Notice to Existing and Prospective Shareholders of the iMGP Equity Fund (the “Fund”):

Existing and prospective shareholders of the Fund should know that there are two important changes proposed for the Fund, as follows:

1)	The name of the Fund will change to the iMGP Global Select Fund, and

2)	The Fund’s principal investment strategy will be revised to be consistent with that new name, including the manner in which the Fund is required to invest its assets.

The Fund’s investment objective will remain the same. iM Global Partner Fund Management, LLC will continue to serve as the Fund’s investment advisor.

After these changes take effect, the following information will replace the section entitled “Summary Section – Principal Strategies” on page 2 of the Prospectus dated April 29, 2022, as supplemented:

(Changes are in boldface and underlined)

The Fund invests in the securities of companies that the sub-advisors to the Fund (each, a “manager” or “sub-advisor”) believe have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the Fund’s assets by independently managing a portfolio typically composed of at least 10, but not more than 35, stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in at least three different countries. An issuer is considered to be “located” in a particular country on the basis of its domicile, its principal place of business or headquarters, its primary stock exchange listing, and/or the primary source of its revenues (i.e., at least 50% of its revenues are generated in that country). There is no minimum portion of the Fund’s assets that is required to be invested in any one country. Equity securities in which the Fund may invest include common stocks, preferred stocks and convertible debt securities, which may be converted on specified terms into stock of the issuer. Concentration of investments in certain sectors – including, but not limited to, the communications services, consumer discretionary, financial, healthcare and technology sectors – may occur from time to time as a result of the implementation of the Fund’s investment strategy by the sub-advisors. The Fund invests in securities of all sizes, but typically focuses on the securities of large- and mid-sized companies, as measured by market capitalization at the time of acquisition. The managers have the flexibility to invest in the securities of foreign companies. Up to 75% of the Fund’s net assets may be invested in foreign equity securities, which includes emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

In addition, the following information will replace the second paragraph in the section entitled “iMGP Equity Fund - Sub-Advisors” on page 65 of the Prospectus dated April 29, 2022, as supplemented:

(Changes are in boldface and underlined)

iM Global’s strategy is to allocate the portfolio’s assets among the managers who, based on iM Global’s research, are judged to be among the best in their respective style groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each portfolio segment. The portfolio managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal market conditions, the Fund invests at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in at least three different countries. An issuer is considered to be “located” in a particular country on the basis of its domicile, its principal place of business or headquarters, its primary stock exchange listing, and/or the primary source of its revenues (i.e., at least 50% of its revenues are generated in that country). There is no minimum portion of the Fund’s assets that is required to be invested in any one country. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Under normal conditions, each portfolio segment typically includes a minimum of 10 and a maximum of 35 securities. A portfolio segment may occasionally hold more than 35 securities. Though the total number of securities the Fund may hold at any point in time will vary, it is generally expected that the Fund will hold between 45 and 85 securities. The target allocation of assets to the portfolio segments was designed with the specific objective of maintaining significant exposure to stocks of large- and mid-sized companies.

The changes to the Fund’s name and principal investment strategies described above will take effect on or about September 30, 2022, subject to review and effectiveness of an amendment to the registration statement for Litman Gregory Funds Trust with respect to the Fund. The description of the changes provided above is subject to change.

Please keep this Supplement with your Prospectus and Statement of Additional Information.

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